UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2023

UNRIVALED BRANDS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54258	26-3062661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3242 S. Halladay St., Suite 202 Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 909-5564

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001	UNRV	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 30, 2023, Unrivaled Brands, Inc. (the “Company”) entered into a Settlement Agreement and Release (the “Settlement Agreement”) with certain noteholders (collectively, the “Noteholders”) to restructure and reduce the Company’s liability regarding certain unsecured promissory notes dated October 1, 2021 (the “Original Notes”) issued in connection with the Stock Purchase Agreement dated June 9, 2021, which was amended by a First Amendment to Stock Purchase Agreement, dated July 13, 2021 (as amended, the “SPA”).

Pursuant to the Settlement Agreement, the Original Notes with an aggregate principal balance of $4,500,000 were extinguished and new notes were issued in the form of unsecured promissory notes in the aggregate amount of $1,250,000 (the “New Notes”). The New Notes consist of (i) a $1,000,000 unsecured promissory note and (ii) a $250,000 unsecured promissory note issued to the Noteholders, which each bears interest at a rate of 10.0% per annum and matures on the earlier of March 15, 2028 or the date in which the note becomes due and payable pursuant to the terms thereof. The parties also agreed that the Company shall be responsible for certain tax liabilities of approximately $527,090.

The foregoing description of the Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Settlement Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated by reference herein in its entirety.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
10.1	Settlement Agreement and Release, dated April 30, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNRIVALED BRANDS, INC.

Dated: May 4, 2023	By:	/s/ Sabas Carrillo
Sabas Carrillo
Chief Executive Officer

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